LEHMAN BROTHERS

Residential Mortgage Finance

COMPUTATIONAL MATERIALS

Fifth Third Home Equity Loan Trust 2003-1

$902,661,000 (Approximate) Notes

Fifth Third Bank (Ohio),
Fifth Third Bank (Michigan),
Fifth Third Bank, Indiana,
Fifth Third Bank, Kentucky, Inc., and
Fifth Third Bank, Northern Kentucky, Inc.
(Sellers)

Fifth Third Bank (Ohio)
(Servicer)

Fifth Third Funding, LLC
(Transferor)

Lehman ABS Corporation
(Depositor)

(Guarantor)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Fifth Third Home Equity Loan Trust 2003-1

To 7.5% Optional Termination (1)
Class	Approx. Size	Type	. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	902,661,000	Floating	1 month LIBOR	2.93	1 – 82	7/20/2010	September 2023	AAA/Aaa

To Maturity
Class	Approx. Size	Type	. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (2)	Expected Ratings (S&P/Moody’s)

A	902,661,000	Floating	1 month LIBOR	2.97	1 – 95	8/20/2011	September 2023	AAA/Aaa

Prepayment Rate / Draw Rate
HELOCs	40% CPR / 20% CDR

(1) The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after the first Payment Date on which the principal balance of the notes declines to 7.5% or less of the principal balance of the notes as of the Closing Date.

 (2)The Stated Final Maturity Date with respect to the Class A Notes is the date on which the Insurer guarantees payment equal to the aggregate outstanding Class A Note principal balance.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

Class A

(Assumes 7.5% Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)  The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws (continued)

Class A

(Assumes No Optional Termination)

Prepayment Speeds (expressed as %CPR for HELOCs)

(1)  The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the original Class A Note Principal Balance.

Preliminary Summary of Terms
Trust:	Fifth Third Home Equity Loan Trust 2003-1
Depositor:	Lehman ABS Corporation
Sellers:

Fifth Third Bank (an Ohio banking corporation),
Fifth Third Bank (a Michigan banking corporation),
Fifth Third Bank, Indiana (an Indiana banking corporation),
Fifth Third Bank, Kentucky, Inc. (a Kentucky banking corporation), and
Fifth Third Bank, Northern Kentucky, Inc. (a Kentucky banking corporation)

Servicer:	Fifth Third Bank (an Ohio banking corporation)
Transferor:	Fifth Third Funding, LLC
Indenture Trustee:	Citibank, N.A.
Owner Trustee:	Wilmington Trust Company
Surety Provider:	Financial Guaranty Insurance Company (“FGIC”)
Note Ratings:	S&P and Moody’s
Sole Manager:	Lehman Brothers Inc.
Expected Pricing Date:	The week of September 22, 2003
Expected Closing Date:	On or about September 29, 2003
Payment Date:	20th of each month, or the next succeeding Business Day (First Payment Date: October 20, 2003)
Cut-Off Date:	End of Business August 31, 2003
Delay Days:	0 days
Day Count:	Actual/360
Interest Accrual:	Accrues from the last Payment Date (or the Closing Date in the case of the first Payment Date) through the day preceding the current Payment Date.
Class A Note Rate:	The lesser of (x) 1 Month LIBOR + [__]% (the “Class A Formula Rate”) and (y) the Maximum Rate.
Due Period:	The calendar month immediately preceding the current Payment Date.

Preliminary Summary of Terms
Credit Enhancement:

Excess spread.  Approximate excess spread at issue is 2.4%.

0.60% overcollateralization target.

Financial Guaranty Insurance Company (“FGIC” or “the Insurer”) will unconditionally guarantee timely payments of interest on the notes. FGIC will guarantee payment of principal as described below (“Guaranteed Principal Distribution Amount”).

Optional Termination:

The Servicer may exercise its right to purchase the mortgage loans on any Payment Date on or after the Payment Date on which the principal balance of the notes declines to 7.5% or less of the principal balance of the notes as of the Closing Date.

Termination of Trust:

The Trust shall terminate upon notice to the Indenture Trustee of the later of (A) payment in full of all amounts owing on the notes and to the Insurer unless the Insurer shall otherwise consent and (B) the earliest of (i) the final payment or other liquidation of the last mortgage loan remaining in the Trust; (ii) the optional purchase by the Servicer of the mortgage loans as described above and (iii) the Payment Date in September 2023.

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $25,000; increments of $1,000.
SMMEA Eligibility:	The Notes are not expected to be SMMEA eligible.
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
Tax Structure:	Debt for Federal income tax purposes.
Servicing Advances:

All reasonable and customary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of

(i)

the preservation, restoration and protection of the mortgaged property,

(ii)

any enforcement or judicial proceedings, including foreclosures,

(iii)

the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, and

(iv)

compliance with various other obligations as specified in the Sale and Servicing Agreement.

The Servicer will not advance delinquent payments of principal and interest.

Preliminary Summary of Terms
Interest Distributions:

Interest collections (net of the servicing fee and the indenture trustee fee) allocable to the Notes will be distributed in the following priority:

(1)

to pay the Note Insurer premium;

(2)

to pay accrued and overdue accrued interest on the Notes at the Class A Note Rate;

(3)

to cover any charge-off amounts allocated to the Notes;

(4)

to reimburse the Note Insurer for prior draws made from the Policy;

(5)

to build overcollateralization up to the required level;

(6)

as payment for any other amounts owed to the Note Insurer;

(7)

to pay the Class A LIBOR Interest Carryover;

(8)

as payment to the Indenture Trustee for certain capped expenses; and

(9)

to the owner of the transferor interest.

Maximum Rate:

The Maximum Rate for any payment date is equal to the average of the mortgage loan rates, minus the servicing fee rate, the per annum indenture trustee's fee expressed in dollars divided by the current principal balance of the mortgage loans, the per annum premium on the Policy expressed in dollars divided by the current principal balance of the mortgage loans and 25 basis points, for each mortgage loan, weighted on the basis of the related principal balance of each mortgage loan on the first day of the related Due Period.

Class A LIBOR Interest Carryover (“Catch-Up Feature”):

If the Class A Note Rate is limited by the Maximum Rate, any interest which would have accrued at the Class A Formula Rate above the Maximum Rate will be payable on the next Payment Date from available funds remaining in the priority set forth above under “-Interest Distributions”.

Distributable Excess Spread:

The interest payments on the mortgage loans that are allocated to the Notes are expected to exceed the amount of interest due and payable on the notes. A portion of this excess will be applied as payments of principal on the notes. This will result in a limited acceleration of principal payments on the notes relative to the amortization of the mortgage loans, thereby creating overcollateralization for the notes. Once the required level of overcollateralization is reached, the application of the excess payments will cease, until it is again needed to maintain the required level of overcollateralization.

Preliminary Summary of Terms
Overcollateralization Release:

Beginning with the Payment Date in April 2006, the overcollateralization amount is allowed to step down subject to delinquency, cumulative loss and excess spread stepdown and step-up tests.  If these tests are satisfied, the overcollateralization requirement after the Payment Date in March 2006 will equal the lesser of (i) 0.60% of the Cut-Off Date pool principal balance, or (ii) the greater of (A) 0.875% of the current pool principal balance plus 25% of the principal balances of the 60+ day delinquent mortgage loans and (B) 1.20% of the current pool principal balance; provided that in no event will the amount in clause (ii) be less than 0.25% of the Cut-Off Date pool principal balance.

Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of the Payment Date in September 2008 or the occurrence of a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the earlier of Payment Date in October 2008 or the occurrence of a Rapid Amortization Event.
Principal Collections Distributed to Noteholders:

During the Managed Amortization Period, holders of the Notes will receive aggregate principal collections on the mortgage loans allocable to such period less aggregate draws on such mortgage loans allocable to such period.

During the Rapid Amortization Period, holders of the Notes will receive 100% of the principal collections on the mortgage loans until the Notes are paid in full.

Guaranteed Principal Distribution Amount:

With respect to any Payment Date other than the Payment Date in September 2023, FGIC will guarantee a payment equal to the amount, if any, by which (a) the Class A Note principal balance (after giving effect to all payments of principal on the Class A Notes on such Payment Date, but without giving effect to payments under the FGIC policy to be made on such Payment Date) exceeds (b) the Invested Amount as of the end of the related Due Period.  With respect to the Payment Date in September 2023, FGIC will guarantee a payment equal to the outstanding Class A Note principal balance.

Preliminary Summary of Terms
Invested Amount:

With respect to any Payment Date is the Invested Amount on the Closing Date reduced by (i) the aggregate amount of Investor Principal Distribution Amounts (before taking into account O/C Reduction Amounts) as of the end of the previous Due Period and on the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts since the Cut-Off Date, including the Investor Charge-Off Amount for such Payment Date.  The Invested Amount on the Closing Date will be $902,661,649.93.

Floating Allocation Percentage:

With respect to any Payment Date is the percentage equivalent of a fraction with a numerator which is the Invested Amount at the end of the previous Due Period and a denominator of the Pool Balance at the end of the previous Due Period (in the case of the first payment date the Pool Balance as of the Cut-Off Date), provided such percentage shall not be greater than 100%.

Rapid Amortization Event:

(1)

Class A interest collections or principal collections for any Payment Date are not enough to make any payment of principal or interest in each case that is due on the Class A Notes, and such failure continues for a period of five Business Days;

(2)

a declaration of bankruptcy or insolvency by any of the Trust, the Depositor, or the Servicer;

(3)

aggregate cumulative principal balance of draws under the Surety Bond exceed 1% of the Cut-Off Date pool principal balance;

(4)

the Trust becomes subject to the Investment Company Act of 1940; or

(5)

failure on the part of the Trust, the Depositor, the Seller or the Servicer to perform any of its other material obligations under the Sale and Servicing Agreement, the Trust Agreement or the Indenture.

Loss, Delinquency and Foreclosure Experience of the Servicer's Portfolio of HELOCs (1)

	As of 6-30-2003 (YTD)		As of 12-31-2002		As of 12-31-2001
	Principal	Percentage	Principal	Percentage	Principal	Percentage
	Balance		Balance		Balance
Portfolio	6,440,479	-	5,633,259	-	3,820,521	-
Delinquency
Percentage
30-59 days	15,781	0.25%	15,173	0.27%	18,901	0.49%
60-89 days	5,938	0.09%	6,302	0.11%	5,076	0.13%
90-119 days	3,250	0.05%	2,775	0.05%	3,703	0.10%
120 plus	4,367	0.07%	3,191	0.06%	3,202	0.08%

Total Delinquency	29,336	0.46%	27,441	0.49%	30,882	0.81%

Gross Charge-offs	7,011	0.23%	10,509	0.21%	9,656	0.29%
Recoveries	766	0.03%	2,757	0.06%	2,512	0.08%
Net Charge-offs	6,245	0.20%	7,752	0.15%	7,144	0.21%

	As of 12-31-2000		As of 12-31-1999		As of 12-31-1998
	Principal	Percentage	Principal	Percentage	Principal	Percentage
	Balance		Balance		Balance
Portfolio	1,960,467	-	1,245,130	-	836,817	-
Delinquency
Percentage
30-59 days	12,853	0.66%	8,399	0.67%	12,461	1.49%
60-89 days	2,860	0.15%	1,313	0.11%	4,591	0.55%
90-119 days	1,653	0.08%	480	0.04%	693	0.08%
120 plus	1,993	0.10%	-	0.00%	1,446	0.17%

Total Delinquency	19,359	0.99%	10,192	0.82%	19,191	2.29%

Gross Charge-offs	4,042	0.23%	4,673	0.43%	2,462	0.34%
Recoveries	1,419	0.08%	971	0.09%	231	0.03%
Net Charge-offs	2,623	0.15%	3,702	0.34%	2,231	0.31%

* Note - Charge-off percentages are based on average outstandings for the year.  Delinquency percentages are based on period end balances.

Collateral Summary
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)
Total Number of Loans	23,193.00
Total Outstanding Loan Balance	$902,661,649.93
Average Drawn Balance	$38,919.57
Average Credit Limit	$48,666.80
Average Credit Limit Utilization Rate	81.65%
Current WA Coupon (1)	4.39%
WA Margin	0.43%
WA Seasoning (months)	11 months
WA Remaining Term (months)	229 months
WA Remaining Draw Term (months)	229 months
WA CLTV	70.05%
WA Current Credit Score (as of May 30, 2003)	738
Lien Position (% first / % junior)	37.69%/ 62.31%
Property Type
Single Family Condo Unknown	95.94% 2.83% 1.23%
Occupancy Status
Owner Occupied Non-Owner Occupied	97.15% 2.85%
Geographic Distribution
other states account individually for less than 5% of pool balance	MI 37.57% IL 30.34% OH 11.43% IN 8.21% KY 5.70%

(1) The Current WA Coupon reflects the effect of some teaser rates.  For modeling purposes the Current WA Coupon is assumed to be equal to 4.00% plus the WA Margin.

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Principal Balances
Range of Principal Balances ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.00	34	$ -	0%
0.01 - 2,500.00	28	12,841.49	0
2,500.01 - 5,000.00	28	124,461.19	0.01
5,000.01 - 7,500.00	397	2,519,634.88	0.28
7,500.01 - 10,000.00	803	7,225,537.38	0.8
10,000.01 - 20,000.00	5,253	83,844,279.68	9.29
20,000.01 - 30,000.00	5,527	138,210,965.09	15.31
30,000.01 - 40,000.00	3,603	125,969,500.96	13.96
40,000.01 - 50,000.00	2,667	120,872,364.46	13.39
50,000.01 - 60,000.00	1,350	74,458,984.75	8.25
60,000.01 - 70,000.00	992	64,624,775.51	7.16
70,000.01 - 80,000.00	700	52,434,090.35	5.81
80,000.01 - 90,000.00	425	36,184,610.94	4.01
90,000.01 - 100,000.00	373	35,726,931.25	3.96
100,000.01 - 150,000.00	626	76,275,295.31	8.45
150,000.01 - 200,000.00	224	38,799,745.25	4.3
200,000.01 - 250,000.00	80	18,060,177.32	2
250,000.01 - 300,000.00	41	11,416,497.97	1.26
300,000.01 - 350,000.00	17	5,564,761.97	0.62
350,000.01 - 400,000.00	14	5,300,486.53	0.59
400,000.01 - 450,000.00	5	2,100,990.52	0.23
450,000.01 - 500,000.00	6	2,934,717.13	0.33
Total:	23,193	$902,661,649.93	100.00%

Occupancy Type
Occupancy	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	22,585	$876,903,958.33	97.15%
Non-Owner Occupied	608	25,757,691.60	2.85
Total:	23,193	$902,661,649.93	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Original Combined Loan-to-Value Ratios
Range of Original Combined Loan-to-Value Ratios (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 5.00	17	$211,416.30	0.02%
5.01 - 10.00	166	2,485,949.63	0.28
10.01 - 15.00	354	7,327,415.47	0.81
15.01 - 20.00	504	13,782,134.79	1.53
20.01 - 25.00	524	15,717,125.21	1.74
25.01 - 30.00	586	20,396,461.68	2.26
30.01 - 35.00	634	23,490,089.90	2.6
35.01 - 40.00	683	27,355,982.51	3.03
40.01 - 45.00	704	30,179,192.35	3.34
45.01 - 50.00	802	34,218,591.49	3.79
50.01 - 55.00	826	37,700,355.93	4.18
55.01 - 60.00	903	43,467,533.64	4.82
60.01 - 65.00	1,205	56,271,280.48	6.23
65.01 - 70.00	1,219	55,535,753.94	6.15
70.01 - 75.00	1,437	65,736,958.54	7.28
75.01 - 80.00	3,862	170,979,144.29	18.94
80.01 - 85.00	1,793	69,583,183.63	7.71
85.01 - 90.00	2,149	67,480,567.36	7.48
90.01 - 95.00	1,493	51,536,813.31	5.71
95.01 - 100.00	3,332	109,205,699.48	12.1
Total:	23,193	$902,661,649.93	100.00%

Loan Purpose
Purpose	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Equity-Cashout	23,193	$902,661,649.93	100.00%
Total:	23,193	$902,661,649.93	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Property Type
Property Type	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	22,197	$866,017,016.25	95.94%
Condo	648	25,504,563.19	2.83
Unknown	348	11,140,070.49	1.23
Total:	23,193	$902,661,649.93	100.00%

Geographic Distribution
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
MI	8,327	$339,146,649.43	37.57%
IL	6,292	273,855,064.04	30.34
OH	2,948	103,140,839.66	11.43
IN	2,230	74,071,600.34	8.21
KY	1,441	51,459,269.19	5.7
FL	437	15,031,319.59	1.67
PA	490	14,325,469.43	1.59
WI	322	8,500,052.21	0.94
GA	222	8,372,536.24	0.93
MO	112	3,115,545.30	0.35
WV	97	2,737,972.42	0.3
AZ	87	2,679,785.56	0.3
NC	77	2,349,062.48	0.26
CO	19	609,545.40	0.07
CA	9	554,840.54	0.06
SC	21	492,364.48	0.05
MN	14	424,486.50	0.05
TN	11	252,905.39	0.03
MD	8	234,090.21	0.03
VA	2	223,332.20	0.02
TX	4	200,958.69	0.02
NY	3	179,553.13	0.02

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Geographic Distribution (Cont.)
State	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
SD	7	$158,245.01	0.02%
NV	2	111,545.45	0.01
UT	1	78,730.88	0.01
KS	1	78,220.07	0.01
CT	1	63,783.75	0.01
AR	2	52,535.54	0.01
OK	1	47,179.69	0.01
HI	1	40,619.29	0
ID	1	28,483.83	0
NJ	1	18,301.06	0
NH	1	18,271.20	0
AK	1	8,491.73	0
Total:	23,193	$902,661,649.93	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Current Credit Scores
FICO Score Rating	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
621 - 640	509	$20,904,048.22	2.32%
641 - 660	1,074	38,125,467.32	4.22
661 - 680	1,593	62,029,009.20	6.87
681 - 700	2,248	85,552,132.12	9.48
701 - 720	2,606	101,406,342.75	11.23
721 - 740	2,785	108,833,166.01	12.06
741 - 760	3,550	139,617,953.90	15.47
761 - 780	4,143	161,356,493.66	17.88
781 - 800	3,750	147,645,336.02	16.36
801 - 820	929	36,938,469.38	4.09
821 - 840	6	253,231.35	0.03
Total:	23,193	$902,661,649.93	100%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Credit Limits
Range of Credit Limits ($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5,001 - 30,000	9,519	$172,218,757.39	19.08%
30,001 - 55,000	7,572	260,487,000.65	28.86
55,001 - 80,000	3,220	173,053,374.57	19.17
80,001 - 105,000	1,452	104,735,389.39	11.6
105,001 - 130,000	517	49,109,402.40	5.44
130,001 - 155,000	344	39,286,149.45	4.35
155,001 - 180,000	173	23,430,296.16	2.6
180,001 - 205,000	142	21,177,390.89	2.35
205,001 - 230,000	57	10,382,811.91	1.15
230,001 - 255,000	70	13,414,404.96	1.49
255,001 - 280,000	18	3,990,649.51	0.44
280,001 - 305,000	40	9,571,093.57	1.06
305,001 - 330,000	10	2,718,719.34	0.3
330,001 - 355,000	14	4,299,363.14	0.48
355,001 - 380,000	5	1,637,999.15	0.18
380,001 - 405,000	15	4,656,837.28	0.52
405,001 - 430,000	5	1,664,533.11	0.18
430,001 - 455,000	3	1,081,391.91	0.12
455,001 - 480,000	1	221,822.11	0.02
480,001 - 505,000	16	5,524,263.04	0.61
Total:	23,193	$902,661,649.93	100%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Credit Limit Utilization Rates
Range of Credit Limit Utilization (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0 - 5	60	$12,977.38	0%
6 - 10	10	70,031.87	0.01
11 - 15	7	48,602.78	0.01
16 - 20	19	157,414.17	0.02
21 - 25	34	494,777.81	0.05
26 - 30	36	378,492.04	0.04
31 - 35	49	821,708.18	0.09
36 - 40	141	2,811,445.77	0.31
41 - 45	758	19,856,994.14	2.2
46 - 50	871	26,081,834.54	2.89
51 - 55	917	26,871,779.82	2.98
56 - 60	945	29,381,446.15	3.25
61 - 65	1,050	34,935,872.53	3.87
66 - 70	1,077	37,036,080.22	4.1
71 - 75	1,259	46,457,145.36	5.15
76 - 80	1,412	52,059,479.38	5.77
81 - 85	1,589	60,898,915.95	6.75
86 - 90	1,932	79,760,123.81	8.84
91 - 95	2,822	117,344,305.09	13
96 - 100	8,205	367,182,222.94	40.68
Total:	23,193	$902,661,649.93	100%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Margins
Range of Margins (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
-0.999 - -0.750	1	$498,030.82	0.06%
-0.749 - -0.500	75	8,291,869.73	0.92
-0.499 - -0.250	7	672,238.95	0.07
-0.249 - 0.000	15,525	660,917,570.08	73.22
0.001 - 0.250	8	219,581.88	0.02
0.251 - 0.500	411	16,323,815.44	1.81
0.501 - 0.750	18	741,607.53	0.08
0.751 - 1.000	1,812	56,468,892.82	6.26
1.001 - 1.250	187	5,001,313.94	0.55
1.251 - 1.500	455	12,896,030.42	1.43
1.501 - 1.750	1,673	50,850,613.51	5.63
1.751 - 2.000	1,106	38,275,851.70	4.24
2.001 - 2.250	779	20,256,643.68	2.24
2.251 - 2.500	394	12,728,422.89	1.41
2.501 - 2.750	54	1,288,716.11	0.14
2.751 - 3.000	544	14,653,015.89	1.62
3.001 - 3.250	10	158,107.78	0.02
3.251 - 3.500	118	2,109,786.09	0.23
3.501 - 3.750	3	46,837.52	0.01
3.751 - 4.000	13	262,703.15	0.03
Total:	23,193	$902,661,649.93	100%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Current Loan Rates (1)
Range of Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.001 - 3.250	1	$498,030.82	0.06%
3.251 - 3.500	75	8,291,869.73	0.92
3.501 - 3.750	148	8,237,308.88	0.91
3.751 - 4.000	15,339	651,547,452.65	72.18
4.001 - 4.250	610	18,281,668.00	2.03
4.251 - 4.500	393	15,549,175.64	1.72
4.501 - 4.750	25	1,027,691.00	0.11
4.751 - 5.000	1,742	53,921,659.99	5.97
5.001 - 5.250	184	4,994,537.19	0.55
5.251 - 5.500	383	11,315,900.03	1.25
5.501 - 5.750	1,403	41,555,873.42	4.6
5.751 - 6.000	1,089	37,874,377.12	4.2
6.001 - 6.250	671	18,434,509.54	2.04
6.251 - 6.500	391	12,671,739.38	1.4
6.501 - 6.750	51	1,229,406.11	0.14
6.751 - 7.000	544	14,653,015.89	1.62
7.001 - 7.250	10	158,107.78	0.02
7.251 - 7.500	118	2,109,786.09	0.23
7.501 - 7.750	3	46,837.52	0.01
7.751 - 8.000	13	262,703.15	0.03
Total:	23,193	$902,661,649.93	100%

(1) The Current WA Coupon reflects the effect of some teaser rates.  For modeling purposes the Current WA Coupon is assumed to be equal to 4.00% plus the WA Margin.

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Maximum Loan Rates
Maximum Loan Rates (%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
17.751 - 18.000	625	$19,392,906.79	2.15%
20.751 - 21.000	2,287	75,880,030.11	8.41
23.751 - 24.000	1,491	54,347,708.26	6.02
24.751 - 25.000	18,790	753,041,004.77	83.42
Total:	23,193	$902,661,649.93	100%

Original Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
240	23,193	$902,661,649.93	100%
Total:	23,193	$902,661,649.93	100%

Remaining Term
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
201 - 210	76	$2,290,748.10	0.25%
211 - 215	625	20,641,252.81	2.29
216 - 220	1,910	68,191,652.68	7.55
221 - 225	3,484	131,419,019.36	14.56
226 - 230	6,833	255,027,606.10	28.25
231 - 235	8,557	358,212,749.96	39.68
236 - 240	1,708	66,878,620.92	7.41
Total:	23,193	$902,661,649.93	100%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Original Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
240	23,193	$902,661,649.93	100.00%
Total:	23,193	$ 902,661,649.93	100.00%

Remaining Draw Period
Months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
201 - 210	76	$2,290,748.10	0.25%
211 - 215	625	20,641,252.81	2.29
216 - 220	1,910	68,191,652.68	7.55
221 - 225	3,484	131,419,019.36	14.56
226 - 230	6,833	255,027,606.10	28.25
231 - 235	8,557	358,212,749.96	39.68
236 - 240	1,708	66,878,620.92	7.41
Total:	23,193	$902,661,649.93	100.00%

Collateral Statistics
Collateral statistics for the HELOCs are listed below as of August 31, 2003 (Cut-Off Date)

Origination Year
Year	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2001	2,611	$91,123,653.59	10.09%
2002	13,654	516,066,580.80	57.17
2003	6,928	295,471,415.54	32.73
Total:	23,193	$902,661,649.93	100%

Lien Position
Lien Position	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	6,422	$340,187,262.92	37.69%
Junior	16,771	562,474,387.01	62.31
Total:	$23,193	$902,661,649.93	100.00%

Contacts

Syndicate	Kevin White	(212) 526-9519
	Danny Covello	(212) 526-9519

Trading	Gordon Sweely	(212) 526-6870
	Charles Spero	(212) 526-6870
	Ross Shapiro	(212) 526-6870

Product Management	David Heike	(212) 526-8311

Residential Mortgage Finance	Tom O’Hara	(212) 526-6469
	Brad Andres	(212) 526-8367
	Andrew Platt	(212) 526-7722
	Randal Johnson	(212) 526-0198
	Sam Warren	(212) 526-1486

Structuring	Sei-Hyong Park	(212) 526-0203

Collateral	Shane Rogovitz	(212) 526-3994